THE SHARES BEING SUBSCRIBED FOR HEREIN HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE “1933 ACT”) OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

SECOND STOCK PURCHASE AGREEMENT

THIS SECOND STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of March 16, 2005, by and between Bionutrics, Inc., a Nevada corporation (the “Company”), and Nostrum Pharmaceuticals, Inc., a Delaware corporation (the “Investor”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Stock.

1.1 Sale and Issuance of Stock. On the basis of the representations, warranties and agreements contained herein and subject to the terms and conditions herein set forth, the Company agrees to issue six million (6,000,000) shares of its Common Stock, $.001 par value (the Shares”), and the Investor hereby subscribes for and agrees to purchase the Shares upon acceptance of this Agreement by the Company.

1.2 Payment. As consideration for the issuance of the Shares, Investor is delivering with this Agreement a Technology License Agreement dated as of March 16, 2005 (the “License Agreement”), setting forth an exclusive worldwide license under the technology specified therein to develop, make, have made, use, import, offer for sale, market and sell the products specified in the License Agreement.

1.3 Closing. The closing of the transaction contemplated by this Agreement (the “Closing”) shall be deemed to have occurred when this Agreement has been executed by both the Investor and the Company and payment shall have been made as set forth in Section 1.2 above in consideration for the Company’s promise and agreement to deliver within fifteen (15) days certificates representing the Shares subscribed for. If at the Closing any of the conditions specified in Articles 5 and 6 hereof shall not have been fulfilled to the reasonable satisfaction of the Company or the Investor, respectively, then the affected party, at its election, shall be relieved of all of its obligations under this Agreement, without thereby waiving any other rights it may have as a result of the failure of those conditions.

2. Representation and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

2.1 Organization, Good Standing and Qualification. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, operations, prospects, condition (financial or other), or properties.

2.2 Capitalization. The authorized capital of the Company consists of:

(i) Common Stock. 45,000,000 shares of common stock (“Common Stock”), par value $.001, of which 16,252,100 shares are issued and outstanding as of March 11, 2005.

(ii) Preferred Stock. 5,000,000 shares of preferred stock (“Preferred Stock”), par value $.001, 591,685 shares of which are outstanding and convertible into 118,370 shares of common stock at the election of the Company or shareholder. Further Preferred Stock may be issued from time to time in one or more series, and the Board of Directors is authorized to fix the rights and terms relating to dividends, conversion, voting, redemption, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each such series.

(iii) Warrants, Options and Other Rights. There are no preemptive rights or rights of first refusal for the purchase or acquisition from the Company of any shares of its capital stock. As of March 11, 2005, there were outstanding warrants and options to purchase up to 307,000 shares of Common Stock.

2.3 Subsidiaries. The Company’s direct or indirect ownership in any other corporation, partnership, joint venture association or other business enterprise, as stated in its Form 10-K for the year ended October 31, 2004, has not materially changed from that date, and the Investor can rely upon that information as being true and correct as of the date of this transaction.

2.4 Valid Issuance of Shares. All of the outstanding shares of the Company's stock have been duly and validly authorized and issued, are fully paid and nonassessable, and no further approval or authority of the stockholders or the directors of the Company will be required by the Company for the issuance of the Shares. The Shares when issued and paid for in accordance with the terms of this Agreement will be duly authorized, validly issued and outstanding, fully paid and nonassessable, free from preemptive rights and will be free from any pledge, lien, encumbrance or restriction on transfer other than restrictions on transfer under applicable state and federal securities laws and issued in compliance with all state and federal securities laws.

2.5 Financial Statements.

(a) The Company has delivered to Investor a true and correct copy of its financial statements for the three (3) fiscal years ended October 31, 2005, which are part of its Form 10-K for the three years ended October 31, 2004 (the “Financial Statements”). The Financial Statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis, except as noted therein. The Financial Statements are true and correct and fairly present the financial position, result of operations and cash flows and changes in financial position of the Company as of the dates and for the periods indicated.

(b) Except as reflected in the Financial Statements, the Company has no liabilities, absolute or contingent, material to the operations, business, prospects, assets, properties or condition (financial or other) of the Company, other than (i) ordinary course liabilities incurred since the last date of the Financial Statements in connection with the conduct of the business of the Company, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under United States generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

2.6 Tax Returns and Audits. The Company last filed a tax return with respect to fiscal year 2000. Segal Miller McClain has prepared returns for 2001, 2002, 2003 and 2004, which will be filed upon receipt of certain information from InCon Processing, LLC. The Company owes no taxes for those years as expenses exceeded revenues. The Company is not delinquent in the payment of any tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax. None of the Company’s tax returns has been audited by governmental authorities in a manner to bring those audits to the Company’s attention. The Company does not have any tax liabilities except those reflected on the Financial Statements or incurred since the date of the Financial Statements in the ordinary course of business.

2.7 Licenses. The Company possesses from the appropriate agency, commission, board and government body and authority, whether state, local or federal, all material licenses, permits, authorizations, approvals, franchises and rights that are necessary for it to engage in the business currently conducted by it. The Company has no reason to believe that it will not be able to obtain all licenses, permits, authorizations, approvals, franchises and rights that may be required for any business the Company proposes to conduct.

2.8 Books and Records. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.9 No Conflict with Other Instruments. Neither the authorization, issuance and sale of the Shares, nor the execution, delivery and performance by the Company of this Agreement nor the consummation of the transactions herein contemplated, will: (i) contravene or conflict with or constitute a breach of, permit the termination of, constitute a default under, or violation of (a) the Articles of Incorporation, as amended, or bylaws of the Company, (b) any material agreement, indenture, mortgage, deed of trust or other material instrument or agreement or undertaking by which the Company is bound or to which any of its properties or assets is subject, or, (c) to the knowledge of the Company, a violation of any law, administrative regulation, or court decree to which the properties or assets of the Company is subject; or (ii) result in the creation or imposition of any material Lien upon the property or assets of the Company. For purposes of this Agreement, “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, encumbrance or restriction of any kind in respect of an asset.

2.10 Authorization. The Company has the corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate actions, and this Agreement constitutes a legal, valid, binding and enforceable obligation of the Company. No consent, approval, authorization or order of any court or governmental agency or board or any other third party, or registration, qualification, designation or filing with any federal, state or local authority is required to consummate the transactions contemplated by this Agreement.

2.11 Disclosure. The Company has not knowingly withheld from Investor any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished to Investor pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

2.12 No Brokers or Finders. No person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement.

3. Representations and Warranties of Investor. By executing this Agreement, Investor hereby represents and warrants to and covenants with the Company as follows:

3.1 Authorization. Investor has the power and authority to enter into this Agreement and to perform all of its obligations hereunder, and this Agreement constitutes a valid, binding and enforceable obligation of Investor.

3.2 Legal Investment and Compliance with Laws. The purchase of the Shares by Investor is legally permitted by all laws and regulations to which Investor is subject and all consents, approvals, authorizations of or designations, declarations, or filings in connection with the valid execution and delivery of this Agreement by Investor or the purchase of the Shares by Investor has been obtained. Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) any foreign exchange restrictions applicable to the purchase, and (ii) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Investor's subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of its jurisdiction.

3.3 Access to Information. Investor acknowledges that it has received the Company's Form 10-K for the three years ended October 31, 2004, (the “Offering Documents”), and is familiar with and understands the operations of the Company.

(a)  Investor understands and acknowledges that the Offering Documents provided in connection with this investment have been prepared by the Company. Accordingly, Investor understands and acknowledges that no independent investment banking firm or legal counsel have passed upon or assumed any responsibility for the accuracy, completeness or fairness of the information contained in the Offering Documents.

(b)  Investor understands and acknowledges that any financial projections provided in connection with this investment have not been prepared by independent accountants and are based on numerous assumptions regarding sales, revenues and expenses and other factors which may not be realized in the future.

(c)  Investor acknowledges that it has been encouraged to rely upon the advice of its legal counsel and accountants or other financial advisers with respect to the financial, tax and other considerations relating to the purchase of the Shares and has been offered, during the course of discussions concerning the purchase of the Shares, the opportunity to ask those questions and inspect those documents concerning the Company and its business and affairs as Investor has requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

(d)  Investor represents and warrants that, in determining to purchase the Shares, it has relied solely upon the documents provided and the advice of its advisors with respect to the tax, foreign and U.S., and other con-sequences involved in pur-chasing the Shares.

3.4 Acquisition for Investment and Unregistered Nature of the Shares.

(a)  Investor represents and warrants that the Shares being acquired are being acquired for its own account, without a view to public distribution or resale, and that Investor has no contract, understanding, agreement or arrangement to sell or otherwise transfer or dispose of the Shares or any portion thereof to any other person.

(b)  Investor represents and warrants that it (i) is experienced in evaluating and investing in securities of companies in the developmental stage and acknowledges that it can fend for itself, (ii) can bear the economic risk of the purchase of the Shares including the total loss of its investment, and (iii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares.

(c)  Investor understands that the Shares have not been registered under the 1933 Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.

(d)  Investor agrees that it will not sell or otherwise transfer or dispose of the Shares or any portion thereof unless the Shares are registered under the 1933 Act and any applicable state securities laws or unless Investor obtains an opinion of counsel, which is reasonably satisfactory to the Company, that the Shares may be sold in reliance on an exem-ption from those registration requirements.

(e)  Investor understands that (i) the Company may place a legend on any certificates representing the Shares indicating that the Shares may not be transferred except in accordance with an exemption from the 1933 Act; (ii) the Company will not register a transfer not made in accordance with an exemption from the 1933 Act; and (iii) Investor therefore may be precluded from selling or otherwise transferring or disposing of any of the Shares or any portion thereof for an indefinite period of time or at any particular time.

3.5 Further Representations and Understandings.

(a)  Investor understands that no federal or state agency including the SEC, the Arizona Corporation Commission or the securities commission or authorities of any other state has approved or disapproved the Shares, passed upon or endorsed the merits of the offering or the accuracy or adequacy of the documents, or made any finding or determination as to the fairness of the Shares for public investment and any representation to the contrary is a criminal offense.

(b)  Investor understands that the Shares are being offered and sold in reli-ance on specific exemptions or exclusions from the registration requirements of federal and state laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the suitability of Investor to acquire the Shares.

(c)  Investor represents and warrants that the information set forth herein concerning Investor is true and correct.

3.6 No Brokers or Finders. No person, firm or corporation has or will have, as a result of any act or omission by Investor, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

4. Registration Rights.

4.1 Registration Statement. The Company shall upon the Investor’s request (i) prepare and file with the SEC a Registration Statement under the 1933 Act covering the Shares or shall include the Shares in any other Registration Statement it is obligated to file subsequent to the date hereof, (ii) use its best efforts to have the Registration Statement rendered effective under the 1933 Act as soon as practicable thereafter, and (iii) take such action as may be necessary to have the Registration Statement remain effective under the 1933 Act, free of material misstatements or omissions, for the period during which Investor is subject to the time, volume restrictions, or manner of sale limitations under Rule 144 of the 1933 Act (“Rule 144”), or any successor rule or regulation (the “Effective Period”). The Company shall bear all fees, disbursements and out-of-pocket expenses incurred in connection with the preparation and filing of the Registration Statement, including any amendment or supplement thereto necessary to cause the same to remain free of material misstatements or omissions during the period the Registration Statement remains effective under the 1933 Act, except as provided in Section 4.6 hereof.

4.2 Black-out Period. Any period within the Effective Period during which the Company fails to keep the Registration Statement effective and usable for resales of the Shares, or requires pursuant to this Section that the Investor not effect sales of the Shares pursuant to the Registration Statement, is hereafter referred to as a “Suspension Period.” A Suspension Period shall commence on the date set forth in a written notice by the Company (with respect to which the Company shall use good faith efforts (consistent with legal and contractual obligations) to deliver to the Investor (not less than two Business Days in advance of any proposed or anticipated Suspension Period) that the Registration Statement is no longer effective or that the prospectus included in the Registration Statement is no longer usable for resales of Shares or, in the case of a suspension pursuant to this Section the date specified in the notice delivered by the Company pursuant to this Section, and shall end on the date when the Investor either receives the copies of the supplemented or amended prospectus or is advised in writing by the Company that use of the prospectus or sales may be resumed, provided, however, that (i) there shall be no Suspension Period for the period of time commencing on the Closing Date and ending one-hundred twenty (120) days thereafter; (ii) no Suspension Period shall last more than 60 days, and, if it has not expired earlier pursuant to the terms hereof, the Suspension Period shall expire on its 60th day, and (iii) each Suspension Period shall extend the Effective Period by the same length of time, and the Company shall take all necessary actions to cause the same as promptly as possible. After each Suspension Period, the Company shall notify the Investor of the extended expiration date of the Effective Period.

4.3 Registration Procedure. To effect the registration of the Shares under the 1933 Act, the Company shall:

(i) prepare and file with the SEC a registration statement with respect to the securities and use its best efforts to cause the registration statement to become and remain effective for the period reasonably necessary to effect the sale of the securities;

(ii) prepare and file with the SEC amendments to the registration statement and supplements to the prospectus contained therein as may be necessary to keep the registration statement effective for the period reasonably necessary to effect the sale of the securities;

(iii) furnish to Investor a reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Investor and underwriters may reasonably request in order to facilitate the public offering of the securities;

(iv) use its best efforts to register or qualify the securities covered by the registration statement under the state securities or blue sky laws of the State of Nevada, Arizona, New York and five other states, except that Investor may request other states in which the Company will register and bear the fees and expenses in connection with those registrations or qualifications, as Investor may reasonably request within twenty (20) days following the original filing of the registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(v) notify Investor participating in the registration, promptly after it shall receive notice thereof, of the time when the registration statement has become effective or a supplement to any prospectus forming a part of the registration statement has been filed;

(vi) notify Investor promptly of any request by the SEC for the amending or supplementing of the registration statement or prospectus or for additional information;

(vii) prepare and file with the SEC, if necessary, promptly upon the request of Investor, any amendments or supplements to the registration statement or prospectus which, in the opinion of counsel for Investor (and concurred in by counsel for the Company), is required under the 1933 Act or the rules and regulations thereunder in connection with the distribution of the Shares by Investor;

(viii) prepare and promptly file with the SEC, if necessary, and promptly notify Investor of the filing of an amendment or supplement to the registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any prospectus then in effect would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(ix) advise Investor, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threat of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain a withdrawal if a stop order should be issued;

(x) not file any amendment or supplement to the registration statement or prospectus to which Investor shall have reasonably objected on the grounds that the amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to filing, unless in the opinion of counsel for the Company the filing of the amendment or supplement is reasonably necessary to protect the Company from liability under any applicable federal or state law and the filing will not violate applicable law; and

(xi) at the request of Investor, furnish on the effective date of the registration statement and, if the registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (a) opinions, dated the respective dates, of counsel representing the Company for the purposes of the registration, addressed to the underwriters, if any, and to Investor covering those matters the underwriters and Investor may reasonably request, in which opinion counsel shall state (without limiting the generality of the foregoing) that (1) the registration statement has become effective under the 1933 Act; (2) to the best of counsel’s knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; (3) the registration statement and each amendment or supplement thereto comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations of the SEC thereunder (except that counsel need express no opinion as to financial statements contained therein); (4) to the best of the knowledge of counsel neither the registration statement nor any amendment nor supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that counsel need express no opinion as to financial statements contained therein); (5) the description in the registration statement or any amendment or supplement thereto of legal and governmental proceedings and contracts are accurate and fairly present the information required to be shown; and (6) counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement or amendment or supplement thereto or to be filed as exhibits to the registration statement, which are not described or filed as required; and (b) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to Investor making the request, covering the matters underwriters and Investor may reasonably request, in which letters the accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the 1933 Act and that in their opinion the financial statements and other financial data of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the 1933 Act

4.4 Cooperation with the Company. Investor will cooperate with the Company in all respects in connection with this Article, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Shares required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of the offering.

4.5 Termination of Registration Rights. The Company's obligation under Article to register the Shares held by Investor shall terminate upon the earlier of (i) the date that all of the Shares have been sold pursuant to the Registration Statement, (ii) the date the Investor receives an opinion of counsel to the Company, which opinion shall be reasonably acceptable to the Investor, that the Shares may be sold under the provisions of Rule 144 without limitation as to volume, (iii) the date when all Shares have been otherwise transferred to persons who may trade the Shares without restriction under the 1933 Act, and the Company has delivered a new certificate or other evidence of ownership for the Shares not bearing a restrictive legend, or (iv) the date when all Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the 1933 Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor.

4.6 Indemnification. The Company agrees to indemnify and hold harmless the Investor against any and all losses, claims, damages, liabilities and expenses, which Investor may suffer arising out of any untrue statement of a material fact in a Registration Statement filed in connection with the registration rights granted under this Article, or arising out of any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable to the extent that losses, claims, damages, liabilities or expenses arise out of any untrue statement or omission which has been made therein or omitted therefrom in reliance upon information relating to the Investor furnished in writing to the Company by the Investor for use in connection therewith.

4.7 Fees and Commissions. All underwriting and/or brokerage discounts, fees and commissions in respect of the registration of the Shares under this Article and applicable transfer taxes payable upon sale of the Shares, and any counsel fees or disbursements for counsel for Investor and out-of-pocket expenses of Investor in connection with the registration of Shares under this Article shall be paid and borne by Investor.

4.8 Registration Rights of Transferees. The registration rights granted to Investor pursuant to this Article shall also be for the benefit of, and enforceable by, any subsequent holder of the Shares, whether or not any express assignment of those rights to any subsequent holder is made, so long as the subsequent holder acquires at least fifteen percent (15%) of the Shares then outstanding.

5. Conditions to Obligations of the Company. The obligations of the Company under this Agreement are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by the Company:

5.1 Representations and Warranties Correct. All of the representations and warranties of Investor contained in this Agreement shall be true and correct in all material respects as of the Closing with the same effect as if made on the date of Closing.

5.2 Performance of Covenants and Agreements. All of the covenants and agreements of Investor contained in this Agreement and required to be performed on or before the date of Closing shall have been performed in all material respects to the reasonable satisfaction of the Company.

5.3 Legal Action.

(a)  There shall not have been instituted or threatened any legal proceeding seeking to prohibit the consumma-tion of the transactions contemplated by this Agreement.

(b)  None of the parties hereto shall be prohibited in any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

6. Conditions to Obligations of Investor. The obligations of Investor under this Agreement are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by Investor.

6.1 Representations and Warranties Correct. All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing with the same effect as if made on the date of Closing.

6.2 Legal Action.

(a)  There shall not have been instituted or threatened any legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement, or to obtain damages from Investor with respect thereto.

(b)  None of the parties hereto shall be prohibited by any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

7. Legends. The certificates evidencing the Shares shall be endorsed with the legend set forth below, and Investor covenants that Investor shall not transfer the shares represented by a certificate without complying with the restrictions on transfer described in the legend endorsed on the certificate:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE “1933 ACT”) OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY WERE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

8. Miscellaneous.

8.1 Notices. All notices or other communications given or made hereunder shall be in writing and given by personal delivery, confirmed facsimile transmission, nationally recognized overnight courier service (prepaid) or by registered or certified mail, return receipt requested, postage prepaid if to Investor at 505 Thornall Street, #304, Edison, New Jersey 08837; Fax: (732) 635-0042, or if to the Company, at 2415 East Camelback Road, Suite 700, Phoenix, Arizona 85022; Fax: (602) 508-0115. A party may change its address by written notice in accordance with this Section.

8.2 Construction. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the choice or conflict of law principles thereof.

8.3 Entire Agreement; Amendments and Waiver. This Agreement and the License Agreement, together with its exhibits, set forth the entire understanding of the parties with respect to the transactions contemplated hereby, and neither party shall be bound by or deemed to have made any representations and/or warranties except those contained herein or therein or incorporated herein or therein by reference. This Agreement may be amended only in writing, duly executed by each of the parties.

8.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

8.5 Nominees for Beneficial Owners. In the event that any Shares are held by a nominee for the beneficial owner, the beneficial owner may, at its election, be treated as the Investor for purposes of any request or other action or pursuant to this Agreement or any determination of any number or percentage of Shares held as contemplated by this Agreement. If the beneficial owner so elects, the Company may require assurances reasonably satisfactory to it of the beneficial ownership.

8.6 Interpretation and Headings. In this Agreement words in the singular shall be deemed to include the plural and vice versa and words identifying gender shall include the masculine, feminine and neuter, as the context requires. The headings in this Agreement are for convenience of reference only and shall not be used to interpret or define the provisions of this Agreement.

8.7 Survival of Representations and Warranties. All representations and warranties contained herein will survive the execution and delivery of this Agreement and delivery of and payment for the Shares regardless of any investigation made by or on behalf of the parties.

8.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, a facsimile signature shall be treated in all respects as an original.

8.9 Severability. If one or more provisions of this Agreement shall be held to be unenforceable under applicable law, that provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if the provision were excluded and shall otherwise be enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first set forth above.

NOSTRUM PHARMACEUTICALS, INC.

/S/ NIRMAL MULYE, Ph.D.
By: Nirmal Mulye, Ph.D.
Its: President

BIONUTRICS, INC.

/S/ RONALD H. LANE, Ph.D.
By: Ronald H. Lane, Ph.D.
Its: President